UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 30, 2009

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

VORNADO REALTY L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 000-22635 (Commission File Number)	No. 13-3925979 (IRS Employer Identification No.)
(State or Other Jurisdiction of Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 30, 2009, Vornado Realty Trust (“Vornado”) issued a press release announcing that Vornado Realty L.P. (the “Company”), the operating partnership through which Vornado conducts its business and holds substantially all of its assets, commenced a cash tender offer for any and all of its $154,910,000 principal amount of outstanding 4.50% Notes due 2009 (CUSIP No. 929043AB3) (the “2009 Notes”), $177,205,000 principal amount of outstanding 4.75% Notes due 2010 (CUSIP No. 929042AB5) (the “2010 Notes”), and $204,811,000 principal amount of outstanding 5.60% Notes due 2011 (CUSIP No. 929043AD9) (the “2011 Notes” and together with the 2009 Notes and the 2010 Notes, the “Securities”). The Company intends to pay for all of the Securities purchased pursuant to the tender offer by utilizing cash on hand and its revolving credit facilities. The Offer to Purchase, dated today, and the related letter of transmittal, set forth the terms of the tender offer. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibit.
99.1 Press Release, dated April 30, 2009 (filed).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President - Finance and Administration and Chief Financial Officer

Date: April 30, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P. (Registrant)
By: VORNADO REALTY TRUST,
Sole General Partner
By:	/s/ Joseph Macnow
Name: Title:	Joseph Macnow Executive Vice President - Finance and Administration and Chief Financial Officer

Date: April 30, 2009

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